UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 14, 2021
(Date of Report/Date of earliest event reported)

SENSIENT TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	001-07626	39-0561070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5304
(Address and zip code of principal executive offices)

(414) 271-6755
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.10 per share	SXT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (d). On October 14, 2021, the Board of Directors (the “Board”) of Sensient Technologies Corporation (the “Company”) increased the size of the Board from ten to eleven members pursuant to Section 3.2(a) of the Company’s Amended and Restated By-laws and elected Sharad Jain as a director, effective December 1, 2021, to serve until the 2022 annual meeting of shareholders and until his successor is elected and qualified. Mr. Jain will serve on the Audit and Scientific Advisory Committees of the Board.

Mr. Jain will be compensated on the same basis as all other non-employee directors of the Company, as described under “Director Compensation and Benefits” in the Company’s definitive proxy statement for its 2021 annual meeting of shareholders. Upon his election to the Board, Mr. Jain will be entitled to receive a pro rata portion of the annual cash retainer payable to non-employee directors for the 2021 calendar year.

There are no arrangements or understandings pursuant to which Mr. Jain was elected as a director, and there are no related party transactions between the Company and Mr. Jain reportable under Item 404(a) of Regulation S-K.

Also on October 14, 2021, Edward Cichurski notified the Board that he does not intend to seek reelection and will retire from the Board at the end of his current term expiring at the 2022 annual meeting of shareholders.  Mr. Cichurski has served as a director of the Company since 2013.  Following Mr. Cichurski’s announcement, the Board acted to approve a reduction in the size of the Board from eleven directors to ten directors effective as of the date of the 2022 annual meeting of shareholders.

A copy of the press release announcing the foregoing is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Sensient Technologies Corporation, dated October 14, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION

By:	/s/ John J. Manning

Name:	John J. Manning

Title:	Senior Vice President, General Counsel, and Secretary

Date:	October 15, 2021